Convertible Preferred Stock, Conversion (Details) $ / shares in Units, $ in Thousands	12 Months Ended
Dec. 31, 2022 USD ($) $ / shares
Convertible Preferred Stock
Threshold per share price of common stock for automatic conversion of preferred stock | $ / shares	$ 14.16
Threshold net cash proceeds for automatic conversion of preferred stock	$ 50,000
Threshold proceeds received from the "special purpose acquisition corporation" trust account for automatic conversion of preferred stock	$ 30,000